Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

September 30, 2019

Shares or Principal Amounts		Value
Investment Companies – 6.9%
Money Markets – 6.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%©,ºº,£ (cost $5,653,247)	5,653,247	$5,653,247
U.S. Government Agency Notes – 86.9%
United States Treasury Bill:
0%, 10/10/19†,◊	$17,800,000	17,792,083
0%, 11/7/19◊	11,700,000	11,679,337
0%, 12/5/19◊	11,000,000	10,964,622
0%, 1/9/20◊	6,300,000	6,268,452
0%, 2/6/20◊	10,500,000	10,433,111
0%, 3/12/20◊	13,900,000	13,787,282
Total U.S. Government Agency Notes (cost $70,890,895)		70,924,887
Total Investments (total cost $76,544,142) – 93.8%		76,578,134
Cash, Receivables and Other Assets, net of Liabilities – 6.2%		5,021,772
Net Assets – 100%		$81,599,906

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 6.9%
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%©,ºº	$29,836	$(254)	$-	$5,653,247

	Share Balance at 6/30/19	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 6.9%
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%©,ºº	2,119,458	22,701,834	(19,168,045)	5,653,247

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	10/4/19	(3,795,000)	$2,564,217	$3,141
Euro	10/4/19	(4,452,000)	4,874,918	22,281
Japanese Yen	10/4/19	(488,400,000)	4,534,360	16,017
New Zealand Dollar	10/4/19	5,903,000	(3,704,569)	(9,097)
Norwegian Krone	10/4/19	27,920,000	(3,084,936)	(14,808)
Swedish Krona	10/4/19	(23,380,000)	2,400,139	24,043
Total				$41,577

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	114	12/19/19	$14,855,625	$(398)	$(6,844)
AUST-Bond	103	12/16/19	10,241,429	118,368	(58,200)
Brent Crude	20	10/31/19	1,185,000	9,009	(21,883)
Copper	19	3/27/20	1,230,013	(713)	(5,388)
Euro-Bond	262	12/6/19	49,753,160	(123,331)	8,479
Gold	3	2/26/20	443,880	(4,033)	(3,477)
S&P 500 E-mini	88	12/20/19	13,105,400	(14,706)	29,996
Silver	5	3/27/20	428,250	(7,925)	(26,265)
Sugar	85	4/30/20	1,213,800	1,118	1,988
US Dollar Index	281	12/16/19	27,824,901	268,116	62,925
WTI Crude	22	1/21/20	1,173,040	(28,548)	(22,240)
Total - Futures Purchased				216,957	(40,909)
Futures Sold:
CAN-Bond	106	12/18/19	(11,410,584)	176,775	26,889
Coffee 'C'	49	3/19/20	(1,923,863)	(12,255)	(3,619)
Corn	101	3/13/20	(2,017,475)	(20,219)	(30,720)
Cotton # 2	64	3/9/20	(1,969,600)	71,806	1,586
Live Cattle	42	2/28/20	(1,959,300)	(90,099)	(5,319)
Soybean	43	1/14/20	(1,976,925)	(11,011)	(33,165)
Wheat	49	3/13/20	(1,231,125)	(20,052)	(20,226)
Total - Futures Sold				94,945	(64,574)
Total				$311,902	$(105,483)

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

BNP Paribas:

20 Basis Points	A long/short basket of equity indices(1)	Monthly	10/31/19	12,600,008	USD	$8
-5 Basis Points	A long/short basket of equity indices(2)	Monthly	10/31/19	15,099,981	USD	(19)
						(11)

Goldman Sachs International:

MSCI Daily Total Return Gross World USD	ICE LIBOR USD 1 Month Plus 11 Basis Points	Monthly	2/5/20	(16,500,352)	USD	72,145
ICE LIBOR USD 1 Month Plus 68 Basis Points	MSCI Daily Total Return Net Emerging Markets	Monthly	2/5/20	16,498,382	USD	(303,401)
						(231,256)

JPMorgan Chase & Co:

11.75 basis points©	A long/short basket of commodity indices(3)	Monthly	10/31/19	67,600,000	USD	-
						-
Total						$(231,267)

(1) Long Index – S&P 500 Pure Value TR Index, Short Index – S&P 500 Pure Growth TR Index

(2) Long Index – Russell 2000 Total Return Index, Short Index – Russell 1000 Total Return index

(3) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short Index – Bloomberg Commodity

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2019

Market Value
Futures contracts, purchased	$98,416,212
Futures contracts, sold	23,950,931
Total return swaps	11,285

Notes to Consolidated Schedule of Investments (unaudited)

LLC	Limited Liability Company

©	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

All or a portion of this security has been segregated at the Fund’s custodian or counterparty to cover forward foreign currency exchange contracts, exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. Assets segregated at the Fund’s custodian or counterparty are evaluated daily to ensure their cover and/or market value equals or exceeds the current market value of the Fund’s corresponding obligation value.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$-	$5,653,247	$-
U.S. Government Agency Notes	-	70,924,887	-
Total Investments in Securities	$-	$76,578,134	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	65,482	-
Outstanding Swap Contracts, at Value	-	72,153	-
Variation Margin Receivable	131,863	-	-
Total Assets	$131,863	$76,715,769	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$23,905	$-
Outstanding Swap Contracts, at Value	-	303,420	-
Variation Margin Payable	237,346	-	-
Total Liabilities	$237,346	$327,325	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.